UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

CSX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2013.

CSX CORPORATION

CSX How tomorrow moves

CSX CORPORATION
500 WATER STREET
JACKSONVILLE, FL 32202

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 8, 2013
Date: May 8, 2013 **Time:** 10:00 AM, CDST
Location: Renaissance Birmingham
4000 Grand Avenue
Birmingham, Alabama 35226

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M54465-P33429

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M54466-P33429

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

   Nominees:

   1a. D. M. Alvarado

   1b. J. B. Breaux

   1c. P. L. Carter

   1d. S. T. Halverson

   1e. E. J. Kelly, III

   1f. G. H. Lamphere

   1g. J. D. McPherson

   1h. T. T. O'Toole

   1i. D. M. Ratcliffe

   1j. D. J. Shepard

   1k. M. J. Ward

   1l. J. C. Watts, Jr.

   1m. J. S. Whisler

3. To consider an advisory resolution to approve compensation for the company's named executive officers; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

M54467-P33429

From: SPECIMEN
To: Krause, Dominique x57356;
Subject: CSX CORPORATION Annual Meeting %P33429_0_012345678901_0000001%
Date: Friday, March 01, 2013 12:34:47 PM

PROXYVOTE.COM

You have received this e-mail because our records show that:(1) you are an employee of CSX CORPORATION; or (2) you have expressly consented to receive CSX CORPORATION communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding Availability of Proxy Materials

2013 CSX CORPORATION Annual Meeting of Shareholders

MEETING DATE: May 8, 2013
RECORD DATE: March 8, 2013
CUSIP NUMBER: 126408103

This e-mail represents all shares in the following account(s):

*** PRINT OPTIONS ARE NOT SET NO SUMMARY PROCESSING INFO WILL BE DISPLAYED ***.

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote.com, you will need your four digit PIN:

- If you are an employee of CSX CORPORATION, your PIN is the last four digits of your Social Security number.

- If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four digit number you selected at the time of your enrollment.

- If you have forgotten your PIN number, please follow the instructions on www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (EDST) the day before the meeting date.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:
http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can also be found at the following Internet site(s):

Proxy Statement

HTTP://materials.proxyvote.
com/126408
interactive

Annual Report
HTTP://materials.proxyvote.com/126408

If you are an employee and were enrolled for electronic delivery by CSX CORPORATION, and still wish to receive hard copies of these materials, you may send your request via e-mail to annualmeeting@csx.com.

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes.)

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About the 2013 Annual Meeting of Shareholders

What is the purpose of the Annual Meeting of Shareholders?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders above, including the election of the 13 directors named in the Proxy Statement, ratification of the selection of the Independent Registered Public Accounting Firm (the “Independent Auditors”) of CSX Corporation (the “Company” or “CSX”), and the consideration of an advisory vote on executive compensation.

Where will the Annual Meeting be held?

The Annual Meeting will be held at 10:00 a.m. (CDST) on Wednesday, May 8, 2013 at the Renaissance - Birmingham, 4000 Grand Ave., Birmingham, AL 35226. The facility is accessible to persons with disabilities. If you have a disability, we can provide assistance to help you participate in the Annual Meeting upon request. If you would like to obtain directions to be able to attend the Annual Meeting and vote in person, you can write to us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202 or call us at (904) 366-4242.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including the Proxy Statement and our 2012 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of our shareholders, instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

How do I get electronic access to the proxy materials?

The Notice provides you with instructions on how to:

•

View CSX’s proxy materials for the Annual Meeting on the Internet; and

•

Instruct CSX to send future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of the printing and mailing of these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until terminated.

Who is soliciting my vote?

The Board of Directors of CSX (the “Board”) is soliciting your vote on matters being submitted for shareholder approval at the Annual Meeting.

Who is entitled to vote?

Only shareholders of record at the close of business on March 8, 2013 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof, unless a new record date is set in connection with any such adjournments or postponements. On March 8, 2013, there were issued and outstanding 1,021,542,338 shares of common stock, the only outstanding class of voting securities of the Company.

A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the Annual Meeting and, beginning two business days after notice of the Annual Meeting is given, at CSX Corporation, 500 Water Street, Jacksonville, FL 32202.

What will I be voting on?

At the Annual Meeting, shareholders will vote on:

•

Election of the 13 directors named in the Proxy Statement;

•

Ratification of the appointment of Ernst & Young LLP as CSX’s Independent Registered Public Accounting Firm for 2013;

•

An advisory resolution to approve the compensation of the Company’s named executive officers; and

•

Such other matters as may properly come before the Annual Meeting.

How many votes do I have?

You will have one vote for every share of CSX common stock you owned at the close of business on the Record Date.

How many shares must be present to hold the Annual Meeting?

The Company’s bylaws provide that a majority of the outstanding shares of stock entitled to vote constitutes a quorum at any meeting of shareholders. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for the transaction of all business. Abstentions and shares held of record by a broker, bank or other nominee that are voted on any matter are included in determining the number of shares present. Shares held by a broker, bank or other nominee that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present.

Your vote is important and we urge you to vote by proxy even if you plan to attend the Annual Meeting.

What are the vote requirements for each proposal?

Election of Directors. The Company’s state of incorporation is Virginia. As permitted under Virginia law and the Company’s bylaws, in an uncontested election, directors are elected by a majority of votes cast with respect to each nominee’s election by the shares entitled to vote at a meeting at which a quorum is present. In accordance with the Company’s Corporate Governance Guidelines, in an uncontested election, any incumbent director nominated for re-election as a director who is not re-elected in accordance with the Company’s bylaws shall promptly tender his or her resignation following certification of the shareholder vote. For more information on the procedures in these circumstances, see “Principles of Corporate Governance” in the Proxy Statement.

Other Proposals. For the ratification of the appointment of Ernst & Young LLP as CSX’s Independent Auditors for 2013 (Proposal 2) and the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3), the proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

Abstentions and “broker non-votes” are not considered votes cast “for” or “against” any proposal at the Annual Meeting and will have no effect on the outcome of any vote.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. The shares represented by a properly executed proxy will be voted as you direct. To vote by proxy, you must do one of the following:

Vote by Telephone. You can vote your shares by telephone 24 hours a day by calling 1- 800-690-6903 on a touch-tone telephone. Easy-to follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name” (that is, through a bank or broker), please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

Vote by Internet. You can also vote via the Internet by following the instructions in the Notice. The website address for Internet voting is indicated in the Notice. Internet voting is also available 24 hours a day. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote via the Internet.

Vote by Mail. If you requested printed proxy materials and choose to vote by mail, complete, sign, date and return your proxy card in the postage paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the Annual Meeting.

If you want to vote in person at the Annual Meeting, and you hold your CSX stock in “street name,” you must obtain a proxy from your bank or broker and bring that proxy to the Annual Meeting.

Can I change my vote?

Yes. A proxy may be revoked by a shareholder any time before it is voted by written notice delivered to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202, by timely receipt of a later-dated signed proxy card, by a later vote via the Internet or by telephone, or by voting in person at the Annual Meeting.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).

The proposal to ratify the appointment of Ernst & Young LLP as CSX’s Independent Auditors for 2013 is considered a discretionary item for which a broker will have discretionary voting power if you do not give instructions with respect to this proposal. As a result of amendments to the New York Stock Exchange (“NYSE”) rules, the proposals to: (i) elect directors; and (ii) consider an advisory vote on executive compensation are non-routine matters for which a broker will not have discretionary voting power and for which specific instructions from beneficial owners are required.

What happens if I return my proxy card but do not give voting instructions?

If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board. The Board of Directors unanimously recommends a vote:

1. FOR the election of the 13 director nominees named in the Proxy Statement;

2. FOR the ratification of the appointment of Ernst & Young LLP as CSX’s Independent Registered Public Accounting Firm for 2013; and

3. FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

What happens if other matters are voted on at the Annual Meeting?

If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies on the enclosed proxy card will have discretion to vote on those matters for you. On the date we filed the Proxy Statement with the SEC, the Board did not know of any other matters to be raised at the Annual Meeting.

How are votes counted?

Votes are counted by the inspector of elections appointed by the Company.

What is the deadline for consideration of shareholder proposals for the 2014 Annual Meeting of Shareholders?

A shareholder who wants to submit a proposal to be included in the proxy statement for the 2014 Annual Meeting of Shareholders (the “2014 Meeting”)must send it to CSX Corporation, Office of the Corporate Secretary, 500Water Street, C160, Jacksonville, FL, 32202, so that it is received on or before November 26, 2013, unless the date of the 2014 Meeting is changed by more than 30 days from May 8, 2014, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2014 Meeting.

A shareholder who wants to submit a proposal that will not be in the proxy statement but will be considered at the 2014 Meeting, pursuant to the CSX bylaws, must send it to the principal executive offices of CSX so that it is received not earlier than the close of business on January 8, 2014, nor later than the close of business on February 7, 2014 unless the date of the 2014 Meeting is more than 30 days before or more than 70 days after May 8, 2014, in which case the proposal must be received not earlier than the 120th day prior to the date of the 2014 Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2014 Meeting and the 10th day following the day on which the Company first publicly announces the date of the 2014 Meeting.

Does the Board consider director nominees recommended by shareholders?

Yes. The Governance Committee of the Board will review recommendations as to possible nominees received from shareholders and other qualified sources. Shareholder recommendations should be submitted in writing addressed to the Chair of the Governance Committee, CSX Corporation, 500 Water Street, C160, Jacksonville, FL 32202, and should include a statement about the qualifications and experience of the proposed nominee, as discussed further in the Board Leadership and Committee Structure section of the Proxy Statement.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or a new record date has been fixed, your proxy will still be in effect and may be voted at the reconvened meeting. You will still be able to change or revoke your proxy with respect to any item until the polls have closed for voting on such item.

Do I need a ticket to attend the Annual Meeting?

Yes. You will be issued an admission ticket at the Shareholder Registration Desk at the Annual Meeting. If you hold shares in your name, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares through a broker, bank or other nominee, you will need proof of ownership, such as a recent account statement or letter from your bank or broker, along with proper identification.